UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2007

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29661	52-1782500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway

Alameda, California 94502

(Address of principal executive offices)(Zip code)

(510) 864-8800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Determination of 2007 Base Salaries and 2006 Cash Bonuses for Executive Officers

On February 1, 2007, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of UTStarcom, Inc. (the “Company”) approved the 2007 annual base salaries and 2006 cash bonuses for the Company’s executive officers (the “Executive Officers”) after a review of performance and competitive market data.  The 2007 base salaries and 2006 cash bonuses were determined based on each Executive Officer’s level of satisfaction of the management performance objectives established and tailored for such Executive Officer by the Committee for the Company’s 2006 fiscal year.  The table below sets forth the 2007 annual base salary levels for, and 2006 cash bonuses awarded to, the following Executive Officers:

Name	Title	2006 Bonus	2007 Salary
Hong Lu	Chief Executive Officer and President	$315,000	$700,000 (no change)

Ying Wu	Executive Vice President; Chairman and Chief Executive Officer of China Operations	$320,000	$550,000	(1)

Francis Barton	Executive Vice President and Chief Financial Officer	$750,000	$750,000	(2)

(1)           Effective February 1, 2007

(2)           Effective January 1, 2007

Vesting of 2006 Performance Options Executive Officers

As disclosed in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2006, the Company previously granted each Executive Officer a performance option to purchase the Company’s common stock.  Each performance option vests based on each Executive Officer’s level of satisfaction of the management performance objectives established and tailored for each Executive Officer by the Committee for the Company’s 2006 fiscal year.

On February 1, 2007, the Committee determined, based on each Executive Officer’s level of performance during the Company’s 2006 fiscal year, that the following number of shares underlying the performance options will vest as of February 28, 2007:

Name	Title	Number of Vested Shares Underlying the Performance Options
Hong Lu	Chief Executive Officer and President	234,000

Ying Wu	Executive Vice President; Chairman and Chief Executive Officer of China Operations	80,000

Francis Barton	Executive Vice President and Chief Financial Officer	92,000

Each performance option has an exercise price of $6.25 per share, which equals the closing price of the Company’s common stock on the Nasdaq Stock Market on the date of grant, February 28, 2006. The portion of the performance options not declared vested by the Committee will be cancelled and returned to the Company.

Performance Stock for Executive Officers

As disclosed in the Company’s current report on Form 8-K filed with the SEC on March 6, 2006, the Company previously granted the Executive Officers restricted stock purchase rights to purchase the number of shares of the Company’s common stock at par value.  As further explained in the Company’s annual report on Form 10-K/A for the fiscal year 2005 filed with the Commission on June 26, 2006, such restricted stock purchase rights were allowed to expire unexercised.  In their place, on February 1, 2007, the Committee determined, based on each Executive Officer’s level of performance during the Company’s 2006 fiscal year, that each Executive Officer will be eligible to receive the number of the shares of common stock set forth below (the “Performance Stock”):

Name	Title	Number of Shares of Performance Stock Executive Officers Are Eligible to Receive
Hong Lu	Chief Executive Officer and President	117,000

Ying Wu	Executive Vice President; Chairman and Chief Executive Officer of China Operations	40,000

Francis Barton	Executive Vice President and Chief Financial Officer	46,000

The Committee’s determination is subject to compliance with applicable law, and the Committee will approve the issuance of the Performance Stock at a later date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: February 7, 2007	By:	/s/ Francis P. Barton
	Name:	Francis P. Barton
	Title:	Executive Vice President and Chief Financial Officer